UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                            Classic Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                             0-27170               61-1289391
------------------------------      ------------------         ----------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


344 17th Street, Ashland, Kentucky                           41101
----------------------------------                           -----
 (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (606) 326-2801
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events
                  ------------

     On May 16, 2005, shareholders of Classic Bancshares, Inc. ("Classic") approved the Agreement and Plan of Reorganization pursuant to which Classic will merge with and into City Holding Company ("City").

     The joint press  release  announcing  the  shareholder  vote is included as
Exhibit 99.1 to this report.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------
         Exhibits.

                  Exhibit No.               Description
                  -----------               -----------
                     99.1                   Press release dated May 16, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            CLASSIC BANCSHARES, INC.



DATE: May 16, 2005          By: /s/ David Barbour
                                ------------------------------
                                David Barbour, President and
                                Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                  ----------                -----------
                     99.1                   Press release dated May16, 2005